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                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

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                                                            STATE/JURISDICTION
NAME                                                         OF INCORPORATION
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
DOMESTIC SUBSIDIARIES
 Mtel Paging, Inc........................................ Delaware
 SkyTel Corp............................................. Delaware
 Destineer Corporation................................... Delaware
 United States Paging Corporation........................ Delaware
 Mtel Technologies, Inc.................................. Delaware
 Mtel Maine, Inc......................................... Delaware
 Mtel International, Inc................................. Delaware
 Mtel Latin America, Inc................................. Delaware
 Mtel Puerto Rico, Inc................................... Delaware
 MobileComm Europe Inc................................... Delaware
 Mtel Space Technologies Corporation..................... Delaware
 Mtel Space Technologies, L.P............................ Delaware
 COM/NAV Realty Corp..................................... Delaware
 Intelligent Investment Partners, Inc.................... Delaware
 Mtel American Radiodetermination Corporation*........... Delaware
 Mtel Cellular, Inc.*.................................... Delaware
 Mtel Digital Services, Inc.*............................ Delaware
 Mtel Microwave, Inc.*................................... Delaware
 Mtel Service Corporation*............................... New York
 Internet Cafe Inc.*..................................... Mississippi
 Mtel Asia, Inc. ........................................ Delaware
FOREIGN SUBSIDIARIES
 Sky Telecom Services Limited............................ Hong Kong
 Mtel China, Inc......................................... British Virgin Islands
 SkyTel (UK) Limited..................................... England and Wales
 Mtel (UK) Limited....................................... England and Wales
 Mtel do Brasil Participacoes Ltda....................... Brazil
 Mtel Argentina S.A. .................................... Argentina
 Mtel Chile S.A.......................................... Chile
 Mtel Costa Rica S.A..................................... Costa Rica
 Mtel del Ecuador S.A.................................... Ecuador
 Telecomunicaciones SkyTel S.A........................... Venezuela
 Comunicaciones Racotec.................................. Costa Rica
 Mtel Colombia S.A....................................... Colombia
 Radio Aviso S.A......................................... Uruguay
 Nubal S.A............................................... Uruguay
OTHER INVESTMENTS
 American Mobile Satellite Corp.......................... Delaware
 Mercury Paging.......................................... England and Wales
 SkyTel (Malaysia) Sdn Bhd............................... Malaysia
 P.T. SkyTelindo Services Sdn Bhd........................ Indonesia
 Telepage Limited........................................ Malta
 Victori Comunicacoes S.A................................ Brazil
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                                                              STATE/JURISDICTION
NAME                                                           OF INCORPORATION
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
 Buscapersona Cia., Ltd...................................... Ecuador
 SkyTel Dominican Republic................................... Dominican Republic
 Mtel Guatemala S.A.......................................... Guatemala
 SkyTel Panama............................................... Panama
 Communicaciones Mtel S.A. de C.V............................ Mexico
 SkyTel del Peru S.A......................................... Peru
 BEPSA Communicaciones S.A................................... Paraguay
 Global Page (Hong Kong) Limited............................. Hong Kong
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* Inactive corporations owning no assets and currently conducting no business activities.